                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 2, 1998


                        OMEGA HEALTHCARE INVESTORS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


              MARYLAND            1-11316                 NO. 38-3041398
            ------------------------------------------------------------
           (State or other       (Commission              (IRS Employer
           jurisdiction of         File No.)              Identification No.)
           incorporation)


        905 WEST EISENHOWER CIRCLE, SUITE 110, ANN ARBOR, MI         48103
        --------------------------------------------------------------------
               (Address of principal executive officers)           (Zip Code)


       Registrant's telephone number, including area code (313) 747-9790


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

                                   REVISED

Item 5.  Other Events.

*See press release dated April 2, 1998 attached as Appendix A and summary financial information related to the Company's 1998 first quarter acquisitions attached as Appendix B.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        OMEGA HEALTHCARE INVESTORS, INC.

April 15, 1998                          By    /s/  David A. Stover
                                          -----------------------------
                                                David A. Stover,
                                            Chief Financial Officer

                                                                 APPENDIX A

[OMEGA LETTERHEAD]

                     PRESS RELEASE -- FOR IMMEDIATE RELEASE

                        FOR FURTHER INFORMATION CONTACT:

Essel W. Bailey, Jr., Chairman and CEO, or F. Scott Kellman, Executive Vice President and COO
                                 (734) 747-9790

                         OMEGA ANNOUNCES PURCHASE FROM
            INTEGRATED HEALTH SERVICES SUBSIDIARIES FOR $50,500,000


                    ANN ARBOR, MICHIGAN -- APRIL 2, 1998 -- Omega Healthcare
               Investors, Inc. (NYSE OHI) announced today the purchase of five nursing homes containing 734 nursing beds in Florida, Pennsylvania and Ohio from subsidiaries of Integrated Health Services, Inc. (NYSE IHS). Simultaneously, Omega entered into lease agreements with Lyric Health Care Holdings II, Inc., a wholly owned subsidiary of Lyric Health Care LLC. The initial term of the lease is thirteen years at initial rents of $4,949,000 annually. IHS will manage the facilities under a long term management agreement.

                    F. Scott Kellman, Chief Operating Officer, commented on the transaction: "We are pleased to expand our relationship with IHS and Lyric. This relationship helped Omega drive healthcare investments to more than $100 million during the first quarter of 1998."

                    Omega is a Real Estate Investment Trust investing in and
               providing financing to the long-term care industry. Following this transaction, its portfolio includes 273 healthcare facilities with more than 26,000 licensed beds, located in 27 states, operated by 29 independent healthcare operating companies. Omega is also an owner of Principal Healthcare Finance Limited, a company which owns and leases 158 nursing home facilities located in the United Kingdom.


                                  ---MORE---



                                   EXHIBIT A

                       ANALYSTS' SUPPLEMENTAL INFORMATION

Operator:               Lyric Health Care Holdings II, Inc.

Facilities:                              # of beds    # of facilities
                                         ---------    ---------------
                        Florida             420              3
                        Pennsylvania        213              1
                        Ohio                101              1
                                            ---              -
                             Total          734              5

Investment:             $50,500,000

Initial annual rent:    $4,949,000

Term of the lease:      13 years expiring April 2011, with two options to
                        extend for 13 additional years each

Security Deposit:       Three months initial rent

Guarantor:              Lyric Health Care LLC

                                  APPENDIX B


     The following table sets forth certain unaudited summary financial information for the Company on a pro forma basis. The pro forma information for the year ended December 31, 1997 gives effect to the Company's acquisitions of facilities subject to long-term triple-net leases and placements of mortagages for the year ended December 31, 1997 and for the period of three months ended March 31, 1998 as if they had been completed on January 1, 1997. It also gives effect to the issuance of Series A Cumulative Preferred Stock issued in April, 1997, 6.95% Notes issued in July, 1997 and additional borrowings on the Company's line of credit as if each had been completed on January 1, 1997. The pro forma financial information is not necessarily indicative of what the Company's results of operations would have been assuming the above events actually occurred as of the dates indicated, nor do they purport to project the Company's results of operations for any future date or for any future period.


                        OMEGA HEALTHCARE INVESTORS, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                             Pro Forma
                                                 Historical  Adjustment Pro Forma
                                                 ----------  ---------- ---------
                                                                 (Unaudited)
REVENUE:
   Rental income                                  $54,073   $17,351     $ 71,424
   Mortgage interest income                        28,727     1,704       30,431
   Other investment income                          6,888     1,813        8,701
   Miscellaneous                                    1,132                  1,132
                                                  -------   -------     --------
                                                   90,820    20,868      111,688
EXPENSES:
   Depreciation and amortization                   16,910     5,259       22,169
   Interest                                        24,423    12,820       37,243
   General and administrative                       4,636                  4,636
                                                  -------   -------     --------
                                                   45,969    18,079       64,048
                                                  -------   -------     --------
Net earnings                                       44,851     2,789       47,640
Preferred stock dividends                           3,546     1,773        5,319
                                                  -------   -------     --------
Net earnings available to Common                  $41,305    $1,016     $ 42,321
                                                  =======    ======     ========

PER SHARE:
   Net earnings available to Common, Basic          $2.16                  $2.22
   Net earnings available to Common, Diluted        $2.16                  $2.21

   Weighted average number of shares
       outstanding, basic                          19,085                 19,085
   Weighted average number of shares
       outstanding, diluted                        19,137                 19,137